Exhibit 10.1

AMENDMENT NO. 3, dated as of September 21, 2010, to the Credit Agreement referred to below, among DISCOVER FINANCIAL SERVICES, a Delaware corporation, DISCOVER BANK, a Delaware banking corporation, the SUBSIDIARY BORROWERS party from time to time thereto, the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

The Borrowers, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of June 6, 2007 (as amended by Amendment No. 1 dated as of February 29, 2008 and Amendment No. 2 dated as of March 11, 2009 and as modified and supplemented and in effect from time to time, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit to be made by or on behalf of said Lenders to the Borrowers in an aggregate principal amount not to exceed $2,500,000,000. The Borrowers, the Lenders and the Administrative Agent wish to amend the Credit Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this Amendment No. 3, terms defined in the Credit Agreement (as amended hereby) are used herein as defined therein.

Section 2. Amendments. Effective as of the date hereof as provided in Section 4 of this Amendment No. 3, the Credit Agreement is hereby amended as follows:

2.01. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02. Indebtedness.

(a) Section 6.01 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (i) thereof.

(b) Section 6.01 of the Credit Agreement is hereby amended by deleting the existing clause (j) and adding a new clause (j) to read in its entirety as follows:

“(j) Indebtedness secured by Liens permitted pursuant to Section 6.02(k); and”

(c) Section 6.01 of the Credit Agreement is hereby amended by adding a new clause (k) to read in its entirety as follows:

“(k) other Indebtedness in an aggregate principal amount not exceeding $250,000,000 at any time outstanding.”

2.03. Liens.

(a) Section 6.02 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (j) thereof.

(b) Section 6.02 of the Credit Agreement is hereby amended by deleting the existing clause (k) and adding a new clause (k) to read in its entirety as follows:

“(k) Liens on financial instruments constituting a portion of either Company’s or any Subsidiary’s liquidity pool that such Company or Subsidiary is obligated to purchase under any repurchase agreement entered into for liquidity management purposes; and”

(c) Section 6.02 of the Credit Agreement is hereby amended by adding a new clause (l) to read in its entirety as follows:

“(l) other Liens securing obligations in an aggregate amount not to exceed $100,000,000 at any time outstanding.”

2.04. Mergers, Consolidations, Sales of Assets, Etc. Section 6.03(a) of the Credit Agreement is hereby amended by replacing the words “(other than dispositions of assets pursuant to a Permitted Securitization or in connection with participation in a Department of Education Loan Participation Program)” therein with the words “(other than (x) dispositions of assets pursuant to a Permitted Securitization or in connection with participation in a Department of Education Loan Participation Program and (y) dispositions of financial instruments constituting a portion of either Company’s or any Subsidiary’s liquidity pool by way of any repurchase agreement entered into for liquidity management purposes)”.

2.05. Restrictive Agreements. Section 6.07 of the Credit Agreement is hereby amended by replacing the words “without reference to Section 6.02(k)” therein with the words “without reference to Section 6.02(l)”.

Section 3. Representations and Warranties. Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (i) the representations and warranties of such Borrower set forth in Article III of the Credit Agreement are, on the date hereof, true and complete as if made on the date hereof (and after giving effect to this Amendment No. 3) and as if each reference in said Article III to “this Agreement” includes reference to this Amendment No. 3 and (ii) both immediately before and after giving effect to the amendments under Section 2 hereof, no Default has occurred and is continuing.

Section 4. Conditions Precedent. The amendments to the Credit Agreement set forth in Section 2 of this Amendment No. 3 shall become effective, as of the date hereof, upon the satisfaction of each of the following conditions precedent:

(i) receipt by the Administrative Agent of one or more counterparts of this Amendment No. 3 duly executed and delivered by each of the Borrowers and the Required Lenders; and

(ii) payment by the Companies to the Administrative Agent of all amounts due and payable on or prior to the date this Amendment No. 3 becomes effective, including amounts, to the extent invoiced, for the reimbursement or payment of all out-of-pocket expenses required to be reimbursed by the Companies.

Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart. This Amendment No. 3 shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered as of the day and year first above written.

DISCOVER FINANCIAL SERVICES

By:	/s/ Steven E. Cunningham
Name: Steven E. Cunningham
Title: Senior Vice President and Treasurer

U.S. Federal Tax Identification No.: 36-2517428

DISCOVER BANK

By:	/s/ Michael F. Rickert
Name: Michael F. Rickert
Title: V.P., Chief Financial Officer

U.S. Federal Tax Identification No.: 51-0020270

JPMORGAN CHASE BANK, N.A.,
individually and as Administrative Agent,

By:	/s/ John J. Coffey
Name: John J. Coffey
Title: Managing Director

LENDERS

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Jeffrey S. Johnson
Name: Jeffrey S. Johnson
Title: Vice President

UBS LOAN FINANCE LLC

By:	/s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

ROYAL BANK OF CANADA

By:	/s/ Tim Stephens
Name: Tim Stephens
Title: Director

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Cara Gentile
Name: Cara Gentile
Title: Vice President

CITIBANK, N.A.

By:	/s/ Paul A. Decarlo
Name: Paul A. Decarlo
Title: SVP/SCO

WILLIAM STREET CREDIT CORPORATION

By:	/s/ Allison O’Connor
Name: Allison O’Connor
Title: Authorized Signatory

BARCLAYS BANK PLC

By:	/s/ Alicia Borys
Name: Alicia Borys
Title: Assistant Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Grainne M. Pergolini
Name: Grainne M. Pergolini
Title: Director

THE ROYAL BANK OF SCOTLAND PLC

By:	RBS Securities Inc., as agent for The Royal Bank of Scotland plc

By:	/s/ Karen Beatty
Name: Karen Beatty
Title: Vice President

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Robert Chesley
Name: Robert Chesley
Title: Director

By:	/s/ John S. McGill
Name: John S. McGill
Title: Director

BNP PARIBAS

By:	/s/ Marguerite L. Lebon
Name: Marguerite L. Lebon
Title: Vice President

By:	/s/ Indra D. Kish
Name: Indra D. Kish
Title: Director

LEHMAN COMMERCIAL PAPER INC.

By:	/s/ Steve Shirreffs
Name: Steve Shirreffs
Title: Authorized Signatory

SOCIETE GENERALE

By:	/s/ William Aishton
Name: William Aishton
Title: Director

THE BANK OF TOKYO MITSUBISHI UFJ, LTD. NEW YORK BRANCH

By:	/s/ Chimie T. Pemba
Name: Chimie T. Pemba
Title: Authorized Signatory

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Jay Chall
Name: Jay Chall
Title: Director

By:	/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Associate